John Hancock Investment Trust
John Hancock Global Real Estate Fund

Supplement dated March 23, 2017 to the current Prospectus, as supplemented

At its meeting on March 21–23, 2017, the Board of Trustees of John Hancock Investment Trust (the “Board”) approved the closing and liquidation of John Hancock Global Real Estate Fund (the “fund”) pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of the fund is not in the best interests of the fund or its shareholders as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. The fund will not accept orders from shareholders to purchase shares of the fund beginning on or about April 27, 2017. On or about May 25, 2017, the fund will distribute pro rata all of its assets in cash to its shareholders, and all outstanding shares will be redeemed and cancelled.

For more information, please call John Hancock Investments at 800-225-5291.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.